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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 2, 2006
                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
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             (Exact name of Registrant as specified in its charter)

            Delaware                      0-11635               59-2058100
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  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
        of incorporation)                                   Identification No.)

     147 Keystone Drive, Montgomeryville, Pennsylvania             18936
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         (Address of principal executive offices)               (Zip Code)

                                 (215) 619-3600
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               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On March 2, 2006, the Registrant reported its results of operations for the quarter and year ended December 31, 2005, inclusive of activity from its acquisition of ProCyte Corporation. A copy of the press release issued by the Registrant concerning the foregoing results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            The information set forth under "Item 2.02 Results of Operations and Financial Condition", including the accompanying Exhibit 99.1, is being furnished in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or be otherwise subject to the liabilities of that section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

     99.1   Press Release, dated March 2, 2006.
     99.2   Slides related to Investor Quarterly Call

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    PHOTOMEDEX, INC.

Dated: March 2, 2006                                By: /s/ Jeffrey F. O'Donnell
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                                                        Jeffrey F. O'Donnell
                                                        Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                             DESCRIPTION
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    99.1          Press release, dated March 2, 2006, regarding the announcement of the Company's earnings for the quarter and year ended December 31, 2005, inclusive of activity from its acquisition of ProCyte Corporation.

    99.2          Slides related to Investor Quarterly Call

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